LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

ON BEHALF OF

LEGG MASON PARTNERS VARIABLE LARGE CAP GROWTH PORTFOLIO

SUPPLEMENT DATED AUGUST 3, 2006 TO THE PROSPECTUS

DATED FEBRUARY 28, 2006

The following information replaces in its entirety the Fund performance information on pages 3 and 4 of the Prospectus:

Fund performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account and do not reflect variable annuity or life insurance contract charges, which, if included, would reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Risk return bar chart

The bar chart shows the performance of the fund’s shares for each of the full calendar years since its inception.

Total Return

Quarterly returns:

Highest: 23.64% in 4th quarter 1999; Lowest: (18.15)% in 2nd quarter 2002

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Russell 1000 Growth Index, an unmanaged index considered indicative of the growth-oriented domestic stock market in general and comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

Risk return table

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (for the periods ended December 31, 2005)

	1 Year	5 Years	Since Inception	Inception Date
Fund	5.22%	0.51%	5.70%	5/1/98

Russell 1000 Growth Index	5.26%	(3.58)%	0.26%	*

*	Index comparison begins on 5/1/98.

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